UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2015

Veeva Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36121	20-8235463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4637 Chabot Drive, Suite 210

Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925) 452-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.Submission of Matters to a Vote of Security Holders.

On June 17, 2015, Veeva held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Veeva’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 5, 2015.

Only stockholders of record as of the close of business on April 28, 2015, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 71,379,579 shares of Veeva’s Class A common stock and 60,254,799 shares of Veeva’s Class B common stock were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of Class A common stock of Veeva was entitled to one vote for each share of Class A common stock held as of the close of business on the record date, and each holder of Class B common stock of Veeva was entitled to ten votes for each share of Class B common stock held as of the close of business on the record date.

The tabulation of the stockholders votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1: The election of two directors to serve as Class II directors until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Mark Armenante	575,395,442	713,903	15,477,676
Gordon Ritter	569,454,831	6,654,514	15,477,676

Proposal 2: The ratification of the appointment of KMPG LLP as Veeva’s independent registered public accounting firm for the fiscal year ending January 31, 2016:

FOR	AGAINST	ABSTENTIONS
591,432,972	79,912	44,137

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3: The approval on an advisory (i.e., non-binding) basis of Veeva’s named executive officer compensation:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
575,726,457	249,512	133,466	15,447,676

Proposal 4: The approval on an advisory (i.e., non-binding) basis of the frequency of future stockholder advisory votes to approve Veeva’s named executive officer compensation:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
36,716,829	41,092	538,200,234	15,360	15,447,676

In accordance with the recommendation of Veeva’s board of directors and the voting results of the stockholders of Veeva on this advisory proposal, Veeva’s board of directors has adopted a policy to hold tri-annual advisory votes on the compensation of Veeva’s named executive officers. The next required advisory vote on the frequency of approval of the compensation of Veeva’s named executive officers will take place no later than Veeva’s annual meeting of stockholders in 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

By:	/s/ JOSH FADDIS
Josh Faddis
Vice President, General Counsel

Dated: June 22, 2015